UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08897

SPARROW FUNDS

(Exact name of registrant as specified in charter)

8500 Maryland Avenue, Suite 743 St.Louis, MO 63105

(Address of principal executive offices)(Zip code)

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147

(Name and address of agent for service)

Registrant's telephone number, including area code: (314) 725-6161

Date of fiscal year end: August 31

Date of reporting period: August 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL SHAREHOLDER REPORT

August 31, 2025

SPARROW GROWTH FUND – CLASS A

SGFFX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Sparrow Growth Fund – Class A - SGFFX (the “Fund”) for the period September 1, 2024 to August 31, 2025.

You can find additional information about the Fund at www.sparrowcapital.com. You can also request this information by contacting us at 888-727-3301.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment

Sparrow Growth Fund – Class A	$198	1.78%

managment’s discussion of fund performance

The Sparrow Growth Fund – Class A enjoyed positive returns for the year ended August 31, 2025, buoyed in part by favorable stock market conditions. These market conditions were supported by increased capital spending on Artificial Intelligence, including data centers and internet websites and software giants Microsoft and Google. The Fund increased +22.06% while the S&P 500 Index increased +15.88%.

Strategy

Our strategy of buying and holding profitable companies with growth potential included Nvidia, Google and Netflix, each of which had a strong, positive impact on Fund performance.

Techniques

Our security selection may lead to lower relative turnover and lower realized capital gains taxes because we tend to be long-term business owners. Our selection process includes companies with above average sales and earnings per share growth.

Thank you for your confidence.

Gerry Sparrow

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	10 Years
Sparrow Growth Fund – Class A (with load)	15.04%	7.28%	13.69%
Sparrow Growth Fund – Class A (without load)	22.06%	8.56%	14.37%
S&P 500 Index	15.88%	14.75%	14.60%

Total Return Based on a $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 888-727-3301.

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$73,817,517	116	2.25%	$642,491

SECTOR WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

top ten holdings

(% OF NET ASSETS)

1.	NVIDIA Corp.	6.52%
2.	Netflix, Inc.	5.81%
3.	Alphabet, Inc. Class A	5.67%
4.	Meta Platforms, Inc. Class A	5.52%
5.	Microsoft Corp.	5.19%
6.	Walmart, Inc.	4.82%
7.	Amazon.com, Inc.	4.80%
8.	American Express Co.	4.58%
9.	Visa, Inc. Class A	4.55%
10.	Mastercard, Inc. Class A	4.48%
	Total % of Net Assets	51.94%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Sparrow Growth Fund documents not be householded, please contact Sparrow Funds at 888-727-3301, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Sparrow Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.sparrowcapital.com or contact us at 888-727-3301.

ANNUAL SHAREHOLDER REPORT

August 31, 2025

SPARROW GROWTH FUND – CLASS C

SGFCX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Sparrow Growth Fund – Class C - SGFCX (the “Fund”) for the period September 1, 2024 to August 31, 2025.

You can find additional information about the Fund at www.sparrowcapital.com. You can also request this information by contacting us at 888-727-3301.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment

Sparrow Growth Fund – Class C	$252	2.28%

managment’s discussion of fund performance

The Sparrow Growth Fund – Class C enjoyed positive returns for the year ended August 31, 2025, buoyed in part by favorable stock market conditions. These market conditions were supported by increased capital spending on Artificial Intelligence, including data centers and internet websites and software giants Microsoft and Google. The Fund increased +21.46% while the S&P 500 Index increased +15.88%.

Strategy

Our strategy of buying and holding profitable companies with growth potential included Nvidia, Google and Netflix, each of which had a strong, positive impact on Fund performance.

Techniques

Our security selection may lead to lower relative turnover and lower realized capital gains taxes because we tend to be long-term business owners. Our selection process includes companies with above average sales and earnings per share growth.

Thank you for your confidence.

Gerry Sparrow

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	10 Years
Sparrow Growth Fund – Class C	21.46%	8.02%	13.78%
S&P 500 Index	15.88%	14.75%	14.60%

Total Return Based on a $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 888-727-3301.

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$73,817,517	116	2.25%	$642,491

SECTOR WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

top ten holdings

(% OF NET ASSETS)

1.	NVIDIA Corp.	6.52%
2.	Netflix, Inc.	5.81%
3.	Alphabet, Inc. Class A	5.67%
4.	Meta Platforms, Inc. Class A	5.52%
5.	Microsoft Corp.	5.19%
6.	Walmart, Inc.	4.82%
7.	Amazon.com, Inc.	4.80%
8.	American Express Co.	4.58%
9.	Visa, Inc. Class A	4.55%
10.	Mastercard, Inc. Class A	4.48%
	Total % of Net Assets	51.94%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Sparrow Growth Fund documents not be householded, please contact Sparrow Funds at 888-727-3301, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Sparrow Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.sparrowcapital.com or contact us at 888-727-3301.

ANNUAL SHAREHOLDER REPORT

August 31, 2025

SPARROW GROWTH FUND – NO-LOAD CLASS

SGNFX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Sparrow Growth Fund – No-Load Class - SGNFX (the “Fund”) for the period September 1, 2024 to August 31, 2025.

You can find additional information about the Fund at www.sparrowcapital.com. You can also request this information by contacting us at 888-727-3301.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment

Sparrow Growth Fund – No-Load Class	$143	1.28%

managment’s discussion of fund performance

The Sparrow Growth Fund – No-Load Class enjoyed positive returns for the year ended August 31, 2025, buoyed in part by favorable stock market conditions. These market conditions were supported by increased capital spending on Artificial Intelligence, including data centers and internet websites and software giants Microsoft and Google. The Fund increased +22.70% while the S&P 500 Index increased +15.88%.

Strategy

Our strategy of buying and holding profitable companies with growth potential included Nvidia, Google and Netflix, each of which had a strong, positive impact on Fund performance.

Techniques

Our security selection may lead to lower relative turnover and lower realized capital gains taxes because we tend to be long-term business owners. Our selection process includes companies with above average sales and earnings per share growth.

Thank you for your confidence.

Gerry Sparrow

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	10 Years
Sparrow Growth Fund – No-Load Class	22.70%	9.10%	14.81%
S&P 500 Index	15.88%	14.75%	14.60%

Total Return Based on $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 888-727-3301.

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$73,817,517	116	2.25%	$642,491

SECTOR WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

top ten holdings

(% OF NET ASSETS)

1.	NVIDIA Corp.	6.52%
2.	Netflix, Inc.	5.81%
3.	Alphabet, Inc. Class A	5.67%
4.	Meta Platforms, Inc. Class A	5.52%
5.	Microsoft Corp.	5.19%
6.	Walmart, Inc.	4.82%
7.	Amazon.com, Inc.	4.80%
8.	American Express Co.	4.58%
9.	Visa, Inc. Class A	4.55%
10.	Mastercard, Inc. Class A	4.48%
	Total % of Net Assets	51.94%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Sparrow Growth Fund documents not be householded, please contact Sparrow Funds at 888-727-3301, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Sparrow Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.sparrowcapital.com or contact us at 888-727-3301.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers:

During the period covered by the report, there have not been any waivers to the provisions of the waivers.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Donald Hake is an audit committee financial expert. Mr. Hake is independent for purposes of this Item 3. He has gained his qualifications as a financial expert through his extensive experience as a controller and his skills in preparing, auditing and evaluating financial statements.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2025 $ 15,100

FY 2024 $ 15,100

(b)	Audit-Related Fees

Registrant

FY 2025 $ 0

FY 2024 $ 0

Nature of the fees: N/A

(c)	Tax Fees

Registrant

FY 2025  $ 3,000

FY 2024 $ 3,000

Nature of the fees: Review of the 1120-RICS and Excise Returns.

(d)	All Other Fees

Registrant

FY 2025 $ 0

FY 2024 $ 0

Nature of the fees: N/A

(e)	(1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)	Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2025 $ 3,000

FY 2024 $ 3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

Sparrow Growth Fund

Class A

(SGFFX)

Class C

(SGFCX)

No-Load Class

(SGNFX)

Annual Financial Statements

August 31, 2025

Fund Advisor:

Sparrow Capital Management, Inc.

8500 Maryland Avenue, Suite 743

St. Louis, Missouri 63105

Toll Free: (888) 727-3301

Local Phone: (314) 725-6161

SPARROW GROWTH FUND
SCHEDULE OF INVESTMENTS
August 31, 2025

Shares		Value

COMMON STOCKS - 99.79%

Beverages - 0.40%
4,325	Coca-Cola Co.	$ 298,382
800	PepsiCo, Inc.	118,920
		417,302
Bottled & Canned Soft Drinks & Carbonated Waters - 0.65%
405	Celsius Holdings, Inc. *	25,466
7,330	Monster Beverage Corp. *	457,465
		482,931
Computer Communications Equipment - 0.31%
1,660	Arista Networks, Inc. *	226,673

Computer Peripheral Equipment - 0.86%
1,790	Fortinet, Inc. *	140,998
2,580	Palo Alto Networks, Inc. *	491,542
		632,540
Electronic Computers - 4.23%
13,360	Apple, Inc.	3,101,390
590	Super Micro Computer, Inc. *	24,509
		3,125,899
Finance Services - 4.98%
10,200	American Express Co. *	3,379,056
975	Coinbase Global, Inc. Class A *	296,927
		3,675,983
Fire, Marine & Casualty Insurance - 6.81%
415	Allstate Corp.	84,432
1,145	Berkley W R Corp.	82,085
5,560	Berkshire Hathaway, Inc. Class B *	2,796,569
1,085	Chubb Ltd. (Switzerland)	298,451
1,030	CNA Financial Corp.	51,037
910	Hanover Insurance Group, Inc.	157,867
955	Hartford Financial Services Group, Inc.	126,356
255	Kinsale Capital Group, Inc.	116,650
25	Markel Corp. *	48,977
5,110	Mercury General Corp.	395,156
615	Palomar Holdings, Inc. *	75,657
2,520	Progressive Corp.	622,591
400	RLI Corp.	27,092
1,040	Selective Insurance Group, Inc.	81,359
1,280	Skyward Specialty Insurance Group, Inc. *	61,824

		5,026,103
Food & Kindred Products - 0.05%
985	BellRing Brands, Inc. *	40,434

Hospital & Medical Service Plans - 0.53%
830	Cigna Corp.	249,722
65	Elevance Health, Inc.	20,712
380	United Health Group, Inc.	117,751
		388,185
Hotels & Motels - 0.38%
430	Hilton Worldwide Holdings, Inc.	118,706
590	Marriott International, Inc. Class A	158,037
		276,743
Household Appliances - 0.18%
1,860	Smith A O Corp.	$ 132,599

Industrial Instruments for Measurement, Display, and Control - 0.06%
70	Roper Technologies, Inc.	36,842

Insurance Agents, Brokers & Service - 0.47%
140	Arthur J. Gallagher & Co.	42,385
695	Brown & Brown, Inc.	67,380
1,145	Marsh & McLennan Companies, Inc.	235,653
		345,418
Investment Advice - 0.05%
150	Morningstar, Inc.	39,363

Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 0.06%
220	Cintas Corp.	46,207

Motor Vehicles & Passenger Car Bodies - 0.32%
700	Tesla, Inc. *	233,709

National Commercial Banks - 1.62%
3,970	JPMorgan Chase & Co.	1,196,637

Perfumes, Cosmetics & Other Toilet Preparations - 0.04%
260	e.l.f. Beauty, Inc. *	32,500

Pharmaceutical Preparations - 2.87%
1,760	Eli Lilly & Co.	1,289,341
1,950	Vertex Pharmaceuticals, Inc. *	762,489
430	Zoetis, Inc. Class A	67,252
		2,119,082
Retail - Auto & Home Supply Stores - 0.85%
6,075	O'Reilly Automotive, Inc. *	629,856

Retail - Auto Dealers & Gasoline Stations - 0.46%
80	AutoZone, Inc. *	335,882

Retail - Building Materials, Hardware, Garden Supply - 0.37%
745	Sherwin Williams Co.	272,543

Retail - Catalog & Mail-Order Houses - 4.80%
15,480	Amazon.com, Inc. *	3,544,920

Retail - Eating Places - 0.49%
1,000	Chipotle Mexican Grill, Inc. *	42,140
1,030	McDonalds Corp.	322,946
		365,086
Retail - Family Clothing Stores - 0.16%
880	TJX Companies, Inc.	120,217

Retail - Variety Stores - 6.27%
1,135	Costco Wholesale Corp.	1,070,668
36,690	Walmart, Inc.	3,558,196
		4,628,864
Search, Detection, Navigation, Guidance, Aeronautical Sys - 0.10%
1,090	Nextracker, Inc. Class A *	73,313

Security & Commodity Brokers, Dealers, Exchanges & Services - 0.72%
1,110	CME Group, Inc. Class A	$ 295,826
995	Intercontinental Exchange, Inc.	175,717
165	LPL Financial Holdings, Inc.	60,139
		531,682
Security Brokers, Dealers & Flotation Companies - 1.49%
190	BlackRock, Inc.	214,157
4,160	Interactive Brokers Group, Inc. Class A	258,918
1,865	Jeffries Financial Group, Inc.	120,945
2,725	Robinhood Markets, Inc. *	283,482
1,320	SEI Investments Co.	116,530
940	Stifel Financial Corp.	108,373
		1,102,405
Semiconductors & Related Devices - 9.65%
340	Advanced Micro Devices, Inc. *	55,294
7,590	Broadcom, Inc.	2,257,190
27,625	NVIDIA Corp.	4,811,723
		7,124,207
Services - Business Services - 10.62%
130	Fair Isaac Corp. *	197,813
1,080	Fiserv, Inc. *	149,234
795	Fleetcor Technologies, Inc. *	258,908
1,410	Healthequity, Inc. *	125,955
5,560	Mastercard, Inc. Class A	3,309,812
235	MSCI, Inc. Class A	133,414
3,235	Uber Technologies, Inc. *	303,281
9,550	Visa, Inc. Class A	3,359,499
		7,837,916
Services - Computer Integrated Systems Design - 0.25%
1,260	GoDaddy, Inc. Class A *	186,871

Services - Computer Processing & Data Preparation - 0.84%
1,690	Reddit, Inc. Class A *	380,385
1,030	Workday, Inc. Class A *	237,745
		618,130
Services - Computer Programming, Data Processing, Etc. - 12.93%
19,645	Alphabet, Inc. Class A	4,182,617
2,290	AppLovin Corp. Class A *	1,095,971
435	FactSet Research Systems, Inc.	162,394
5,515	Meta Platforms, Inc. Class A	4,073,931
545	Trade Desk, Inc. Class A *	29,790
		9,544,703
Services - Computer Programming Services - 0.12%
325	Verisign, Inc.	88,845

Services - Consumer Credit Reporting, Collection Agencies - 2.81%
1,430	Moody's Corp.	728,957
2,450	S&P Global, Inc.	1,343,678
		2,072,635
Services - Engineering, Accounting, Research, Management - 0.16%
835	Paychex, Inc.	116,445

Services - Management Consulting Services - 0.03%
230	Booz Allen Hamilton Holding Corp.	25,006

Services - Misc Health & Allied Services - 0.03%
2,535	Viemed Healthcare, Inc. (Canada) *	18,683

Services - Prepackaged Software - 13.57%
130	Adobe, Inc. *	$ 46,371
825	AppFolio, Inc. Class A *	228,839
600	Block, Inc. Class A *	47,784
260	Cadence Design Systems, Inc. *	91,112
1,130	CrowdStrike Holdings, Inc. Class A *	478,781
1,005	Datadog, Inc. Class A *	137,364
1,090	DocuSign, Inc. *	83,559
360	Intuit, Inc.	240,120
580	Manhattan Associates, Inc. *	124,955
7,555	Microsoft Corp.	3,828,043
850	Okta, Inc. Class A *	78,855
6,825	Oracle Corp.	1,543,337
2,420	Palantir Technologies, Inc. Class A *	379,238
1,665	Paycom Software, Inc.	378,205
240	PTC, Inc. *	51,240
400	Roblox Corp. Class A *	49,836
3,465	Salesforce, Inc.	887,906
1,305	ServiceNow, Inc. *	1,197,285
145	Synopsys, Inc. *	87,510
220	Veeva Systems, Inc. Class A *	59,224

		10,019,564
Services - To Dwellings & Other Buildings - 0.19%
1,100	Airbnb, Inc. Class A *	143,583

Services - Video Tape Rental - 5.81%
3,550	Netflix, Inc. *	4,289,288

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 0.69%
495	Ecolab, Inc.	137,135
2,355	Procter & Gamble Co.	369,829
		506,964
Surgical & Medical Instruments & Apparatus - 0.16%
345	DexCom, Inc. *	25,992
230	Stryker Corp.	90,024
		116,016
Services - Totalizing Fluid Meters & Counting Devices - 0.10%
385	Badger Meter, Inc.	70,424

Transportation Services - 1.08%
143	Booking Holdings, Inc.	800,664

TOTAL FOR COMMON STOCKS (Cost $39,328,748) - 99.79%		73,659,862

MONEY MARKET FUND - 0.21%
157,162	Goldman Sachs GS Financial Square Treasury Instruments - Institutional Class - 4.14% **	157,162
TOTAL FOR MONEY MARKET FUND (Cost $157,162) - 0.21%		157,162

TOTAL INVESTMENTS (Cost $39,485,911) - 100.00%		73,817,024

OTHER ASSETS LESS LIABILITIES - 0.00%		493

NET ASSETS - 100.00%		$ 73,817,517

* Non-income producing securities during the period.
** Variable rate security; the money market rate shown represents the seven day yield on August 31, 2025.
The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2025

Assets:
Investments in Securities, at Fair Value (Cost $39,485,911)	$ 73,817,024
Receivables:
Dividends	31,821
Subscriptions Receivable	39,797
Prepaid Expenses	25,242
Total Assets	73,913,884
Liabilities:
Payables:
Advisory Fees	55,047
Administrative Fees	500
Compliance Fees	217
Transfer Agent and Accounting Fees	4,336
Trustee Fees	1,200
Shareholder Redemptions	1,785
Other Accrued Expenses	33,282
Total Liabilities	96,367
Net Assets	$ 73,817,517

Net Assets Consist of:
Paid In Capital	$ 40,403,136
Distributable Earnings	33,414,381
Net Assets	$ 73,817,517

Class A:
Net Assets	$ 24,192,383
Shares outstanding (unlimited number of shares authorized with no par value)	465,050
Net Asset Value	$ 52.02
Maximum Offering Price Per Share ($52.02/ 94.25%) (Note 2)	$ 55.19
Short-term Redemption Price Per Share ($52.02 x 99.00%) *	$ 51.50

Class C:
Net Assets	$ 3,443,079
Shares outstanding (unlimited number of shares authorized with no par value)	74,368
Net Asset Value, Redemption Price and Offering Price Per Share	$ 46.30

No Load Class:
Net Assets	$ 46,182,055
Shares outstanding (unlimited number of shares authorized with no par value)	893,837

Net Asset Value, Redemption Price and Offering Price Per Share	$ 51.67

* The Fund charges a 1.00% contingent deferred sales charge ("CDSC") on certain Class A shares redeemed within 18 months of purchase if the shares were purchased without an initial sales charge because they were purchases of $1 million or more or purchases by qualified retirement plans with at least 200 eligible employees. See Note 2 for further analysis.

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND
STATEMENT OF OPERATIONS
For the Year Ended August 31, 2025

Investment Income:
Dividends	$ 387,485
Total Investment Income	387,485

Expenses:
Advisory Fees (Note 4)	642,491
Distribution and/or Service (12b-1) Fees (Class A - $107,261;
Class C - $33,673) (Note 4)	140,934
Transfer Agent Fees	9,300
Legal Fees	20,902
Accounting Fees	42,706
Administrative Fees	5,933
Audit Fees	18,600
Compliance Fees	5,717
Insurance Fees	1,293
Custody Fees	10,489
Miscellaneous Fees	16,944
Registration Fees	39,257
Trustee Fees	4,550
Printing and Mailing Fees	4,953
Total Expenses	964,069

Net Investment Loss	(576,584)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on Investments	(296,730)
Net Change in Unrealized Appreciation on Investments	14,097,828
Net Realized and Unrealized Gain on Investments	13,801,098

Net Increase in Net Assets Resulting from Operations	$ 13,224,514

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	8/31/2025	8/31/2024
Increase in Net Assets From Operations:
Net Investment Loss	$ (576,584)	$ (409,538)
Net Realized Loss on Investments	(296,730)	(121,559)
Net Change in Unrealized Appreciation on Investments	14,097,828	12,658,942
Net Increase in Net Assets Resulting from Operations	13,224,514	12,127,845

Distributions to Shareholders from:
Class A	-	-
Class C	-	-
No Load Class	-	-
Change in Net Assets from Distributions	-	-

Capital Share Transactions:
Proceeds from Sale of Shares
Class A	2,618,523	1,002,723
Class C	2,648	468,606
No Load Class	8,341,021	3,318,202
Reinvestment of Shares
Class A	-	-
Class C	-	-
No Load Class	-	-
Cost of Shares Redeemed
Class A	(1,572,870)	(1,126,010)
Class C	(624,323)	(494,510)
No Load Class	(3,000,331)	(2,703,299)
Net Increase from Shareholder Activity	5,764,668	465,712

Net Assets:
Net Increase in Net Assets	18,989,182	12,593,557
Beginning of Year	54,828,335	42,234,778
End of Year	$ 73,817,517	$ 54,828,335

Share Transactions:
Shares Sold
Class A	55,212	26,253
Class C	66	15,120
No Load Class	184,386	91,624
Reinvestment of Shares
Class A	-	-

Class C	-	-
No Load Class	-	-
Shares Redeemed
Class A	(33,196)	(31,036)
Class C	(14,580)	(14,800)
No Load Class	(63,699)	(75,414)
Net Increase in Shares	128,189	11,747

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND - CLASS A
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each year.

	Years Ended
	8/31/2025	8/31/2024	8/31/2023	8/31/2022	8/31/2021

Net Asset Value, at Beginning of Year	$ 42.62	$ 33.21	$ 34.59	$ 51.83	$ 41.23

Income (Loss) From Investment Operations:
Net Investment Loss (a)	(0.56)	(0.42)	(0.19)	(0.43)	(0.87)
Net Gain (Loss) on Investments (Realized and Unrealized)	9.96	9.83	4.36	(16.81)	11.81
Total from Investment Operations	9.40	9.41	4.17	(17.24)	10.94

Distributions:
Realized Gains	-	-	(5.55)	-	(0.34)
Total from Distributions	-	-	(5.55)	-	(0.34)

Net Asset Value, at End of Year	$ 52.02	$ 42.62	$ 33.21	$ 34.59	$ 51.83

Total Return (b)	22.06%	28.33%	14.00%	(33.26)%	26.53%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 24,192	$ 18,880	$ 14,872	$ 13,312	$ 22,671

Ratio of Expenses to Average Net Assets	1.78%	1.85%	1.94%	1.90%	1.81%
Ratio of Net Investment Loss to Average Net Assets	(1.18)%	(1.13)%	(0.59)%	(1.02)%	(1.73)%

Portfolio Turnover (c)	2.25%	20.81%	55.79%	192.58%	44.86%

(a) Per share net investment loss has been determined on the basis of average shares outstanding during the period.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return does not reflect load.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes.
The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND - CLASS C
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each year.

	Years Ended
	8/31/2025	8/31/2024	8/31/2023	8/31/2022	8/31/2021

Net Asset Value, at Beginning of Year	$ 38.12	$ 29.85	$ 31.79	$ 47.86	$ 38.29

Income (Loss) From Investment Operations:
Net Investment Loss (a)	(0.70)	(0.54)	(0.32)	(0.61)	(1.03)
Net Gain (Loss) on Investments (Realized and Unrealized)	8.88	8.81	3.93	(15.46)	10.94
Total from Investment Operations	8.18	8.27	3.61	(16.07)	9.91

Distributions:
Realized Gains	-	-	(5.55)	-	(0.34)
Total from Distributions	-	-	(5.55)	-	(0.34)

Net Asset Value, at End of Year	$ 46.30	$ 38.12	$ 29.85	$ 31.79	$ 47.86

Total Return (b)	21.46%	27.71%	13.39%	(33.58)%	25.87%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 3,443	$ 3,388	$ 2,644	$ 2,625	$ 6,122

Ratio of Expenses to Average Net Assets	2.28%	2.35%	2.44%	2.39%	2.31%
Ratio of Net Investment Loss to Average Net Assets	(1.68)%	(1.63)%	(1.09)%	(1.57)%	(2.24)%

Portfolio Turnover (c)	2.25%	20.81%	55.79%	192.58%	44.86%

(a) Per share net investment loss has been determined on the basis of average shares outstanding during the period.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the
Fund assuming reinvestment of dividends.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes.
The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND - NO LOAD CLASS
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each year.

	Years Ended
	8/31/2025	8/31/2024	8/31/2023	8/31/2022	8/31/2021

Net Asset Value, at Beginning of Year	$ 42.11	$ 32.66	$ 33.96	$ 50.62	$ 40.08

Income (Loss) From Investment Operations:
Net Investment Loss (a)	(0.32)	(0.23)	(0.03)	(0.23)	(0.60)
Net Gain (Loss) on Investments (Realized and Unrealized)	9.88	9.68	4.28	(16.43)	11.48
Total from Investment Operations	9.56	9.45	4.25	(16.66)	10.88

Distributions:
Realized Gains	-	-	(5.55)	-	(0.34)
Total from Distributions	-	-	(5.55)	-	(0.34)

Net Asset Value, at End of Year	$ 51.67	$ 42.11	$ 32.66	$ 33.96	$ 50.62

Total Return (b)	22.70%	28.93%	14.55%	(32.91)%	27.14%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 46,182	$ 32,560	$ 24,719	$ 20,008	$ 48,818

Ratio of Expenses to Average Net Assets	1.28%	1.35%	1.44%	1.39%	1.30%
Ratio of Net Investment Loss to Average Net Assets	(0.68)%	(0.63)%	(0.09)%	(0.56)%	(1.23)%

Portfolio Turnover (c)	2.25%	20.81%	55.79%	192.58%	44.86%

(a) Per share net investment loss has been determined on the basis of average shares outstanding during the period.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes.
The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund

Notes to Financial Statements

August 31, 2025

NOTE 1. ORGANIZATION

The Sparrow Growth Fund (the “Fund”) was organized as a series of the Sparrow Funds (the “Trust”) on July 14, 1998, and commenced operations on October 4, 1998. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 14, 1998 (the “Trust Agreement”). The Fund is diversified. The Fund’s investment objective is to provide long-term capital appreciation. The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Board has authorized three classes of shares: Class A shares, Class C shares, and No Load Class shares. Each class is subject to different expenses and a different sales charge structure. The investment advisor to the Fund is Sparrow Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies” including Accounting Standards Update 2013-08.

Security Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund complies with requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and distributes substantially all of its net investment income and net realized gains as dividends to its shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of and during the year ended August 31, 2025, management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2022-2024), or expected to be taken in the Fund’s 2025 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal and certain state tax authorities. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. As of and during the year ended August 31, 2025, the Fund did not incur any interest or penalties.

Security Transactions and Related Income - The Fund records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and capital gains at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in the Fund unless a shareholder requests cash distributions on the shareholder’s application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.

Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Sales Charges - With respect to Class A shares, there is a 5.75% maximum initial sales charge, except on purchases of $1 million or more, or on purchases by qualified retirement plans with at least 200 eligible employees. However, shares that are exempt from the initial sales charge will be subject to a contingent deferred sales charge (“CDSC”) of 1%, based on the lower of the shares’ cost or current net asset value (“NAV”), if the shares are redeemed within eighteen months of purchase. Purchasers of Class A shares may be entitled to sales charge reductions as described in the “Sales Charge Reduction and Waivers” section of the Prospectus. With respect to Class C and No Load Class shares, there is no initial sales charge or CDSC. There were no sales charges for Class A shares during the year ended August 31, 2025.

Allocation of Income and Expenses, Realized and Unrealized Capital Gains and Losses – Income, realized and unrealized gains and losses on investments, and Fund-wide expenses are allocated on a daily basis to each class of shares based upon their relative net assets. Class-specific expenses are charged directly to the respective share class.

Indemnifications - In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 3. SECURITIES VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements - A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks) - Equity securities are generally valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. Generally, if the security is traded in an active market and is valued at the last sale price in an active market or the market close, the security is categorized as Level 1 within the fair value hierarchy. When the security position is not considered to be part of an active market, or when the security is valued at the bid price, the position is generally categorized as Level 2 in the fair value hierarchy. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined by the Advisor in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized as Level 3 within the fair value hierarchy. Manually priced securities held by the Fund (if any) are reviewed by the Board on a quarterly basis.

Money market mutual funds (if any) are generally priced at the ending NAV provided by the service agent of the Fund. These securities are categorized as Level 1 within the fair value hierarchy.

The following table summarizes the Fund’s investments by inputs used to value the assets as of August 31, 2025:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 73,659,862	$ -	$ -	$ 73,659,862
Money Market Fund	157,162	-	-	157,162
Total	$ 73,817,024	$ -	$ -	$ 73,817,024

The Fund did not hold any Level 2 or Level 3 assets during the year ended August 31, 2025. For more detail on the Fund’s investments in common stocks please refer to the Schedule of Investments. The Fund did not hold any derivative instruments at any time during the year ended August 31, 2025.

NOTE 4. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to the terms of the management agreement between the Advisor and the Trust with respect to the Fund, the Advisor manages the Fund’s investments. The Fund pays the Advisor a management fee, calculated daily and paid monthly, at the annual rate of 1.00% of the Fund’s average daily net assets. The Fund pays all of its operating expenses. For the year ended August 31, 2025, the Advisor earned fees of $642,491 from the Fund. As of August 31, 2025, the Fund owed $55,047 to the Advisor. The President of the Advisor is also a Trustee of the Trust.

Foreside Financial Services, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Fund has adopted Distribution and Shareholder Servicing Plans (the “Plans”), with respect to Class A shares and Class C shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

Under the Class A Plan, the Fund pays an annual fee of up to 0.50% of the average daily net assets of the Fund invested in Class A shares to help defray the cost of distributing shares. The 12b-1 fees are used by the distributor to compensate qualifying financial institutions (such as banks, brokers-dealers and other industry professionals) who sell shares and provide distribution-related and other services to the Fund's shareholders to the extent these institutions are allowed to do so by applicable statutes, rules or regulations. The Fund may also pay no more than 0.25% of this amount directly to the Advisor, to be used by the Advisor to compensate any entity, including registered broker-dealers, custodians, investment advisers, financial planners, 401(k) administrators, etc., that perform certain administrative or other servicing functions for the Class A shareholders. During the year ended August 31, 2025, there were no amounts retained by the Advisor.

Under the Class C Plan, the Fund pays an annual fee of up to 1.00% of the average daily net assets of the Fund invested in Class C shares to help defray the cost of distributing shares. The 12b-1 fees are used by the distributor to compensate qualifying financial institutions (such as banks, brokers-dealers and other industry professionals) who sell shares and provide distribution-related and other services to the Fund's shareholders to the extent these institutions are allowed to do so by applicable statutes, rules or regulations. The Fund may also pay no more than 0.25% of this amount directly to the Advisor, to be used by the Advisor to compensate any entity, including registered broker-dealers, custodians, investment advisers, financial planners, 401(k) administrators, etc., that perform certain administrative or other servicing functions for the Class C shareholders. During the year ended August 31, 2025, there were no amounts retained by the Advisor.

The Plans, other than Distributor Fees in Class A, are compensation plans, which means that the full 12b-1 fee payable under the respective Plan is paid to the Advisor and/or Distributor irrespective of actual 12b-1 fees incurred. For the year ended August 31, 2025, Class A incurred 12b-1 expenses of $107,261, and Class C incurred 12b-1 expenses of $33,673. At August 31, 2025, the Fund owed $11,627 in 12b-1 expenses.

The Trust, on behalf of the Fund, entered into Administration and Compliance Agreements with Empirical Administration, LLC (“Empirical”), which provides administration and compliance services to the Fund. Brandon M. Pokersnik is the owner/president of Empirical, and also an employee of Mutual Shareholder Services, which provides transfer agency and fund accounting services to the Fund. Mr. Pokersnik serves as the Chief Compliance Officer of the Trust. For the services Empirical provides under the Administration and Compliance Agreements, Empirical receives a monthly fee of $1,000 from the Fund. For the year ended August 31, 2025, Empirical earned $11,650 for these services, included in the Administrative Fees and Compliance Fees on the Statement of Operations. As of August 31, 2025, the Fund owed Empirical $717.

NOTE 5. SEGMENT REPORTING

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to the Fund based on performance measurements. Due to the significance of oversight and its role, the portfolio manager of the Advisor is deemed to be the Chief Operating Decision Maker.

NOTE 6. INVESTMENT TRANSACTIONS

For the year ended August 31, 2025, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases

Investment Securities $ 6,530,430

Sales

Investment Securities $ 1,445,080

NOTE 7. TAX MATTERS

As of August 31, 2025, the aggregate cost of securities for federal income tax purposes was $39,512,731.

As of August 31, 2025, the net unrealized appreciation of investments for tax purposes was as follows:

Unrealized Gross Appreciation	$ 34,828,426
Unrealized Gross (Depreciation)	(524,133)
Net Unrealized Appreciation on Investments	$ 34,304,293

For the years ended August 31, 2025 and 2024, there were no distributions paid.

As of August 31, 2025, the components of distributable earnings on a tax basis were as follows:

Late-year ordinary loss	$ (398,465)
Capital loss carryforward – short term	(340,827)
Capital loss carryforward – long term	(150,620)
Accumulated undistributed capital gain	-
Net Unrealized Appreciation on Investments	34,304,293
$ 33,414,381

The difference between book basis and tax basis unrealized appreciation (depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales. Permanent book and tax differences, primarily attributable to net operating losses, resulted in reclassification for the Fund for the fiscal year ended August 31, 2025 as follows:

Paid-in Capital	Total Distributable Earnings/(Deficit)
$ (496,486)	$ 496,486

Under current tax law, certain capital losses realized after October 31, and certain ordinary losses realized after December 31 but before the end of the fiscal year (“Post-October Losses” and “Late Year Losses”, respectively) may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund elected to defer for the year ended August 31, 2025, Late Year ordinary losses in the amount of $398,465. These losses are deemed to arise on the first day of the following fiscal year for tax purposes.

As of August 31, 2025, the Fund had $491,447 in capital loss carryforwards that do not expire for federal income tax purposes. The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders and may be carried forward indefinitely retaining their character as short-term and/or long-term.

NOTE 8. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

NOTE 9. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of August 31, 2025, Charles Schwab & Co., Inc. held in omnibus accounts for the benefit of others, approximately 35.08% of the voting securities of the Fund and may be deemed to control the Fund.

NOTE 10. MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Sparrow Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sparrow Funds comprising Sparrow Growth Fund (the “Fund”) as of August 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2004.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

October 30, 2025

Sparrow Growth Fund

Additional Information

August 31, 2025 (Unaudited)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-888-727-3301 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Management Agreement Renewal - In connection with a regular meeting of the Board of Trustees (the “Board”) of Sparrow Funds (the “Trust”) held on July 24, 2025, the Board considered the renewal of the investment management agreement (the “Agreement”) between the Trust and Sparrow Capital Management, Inc. (the “Adviser”) with respect to the Sparrow Growth Fund (the “Fund”).

Nature, Extent and Quality of Services. As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Adviser’s investment strategies and execution of those strategies. The Board examined the Adviser’s 15(c) responses (the “Report”) which included information regarding the Adviser’s personnel and compliance program, as well as comparisons regarding the Fund’s fees and performance to various peers and benchmarks. A representative of the Adviser discussed the investment advisory services the Adviser provided to the Fund. The Board discussed the background and experience of the Adviser’s personnel servicing the Fund. The Board noted that the Adviser complied with the Trust’s Code of Ethics and that there had been no reported litigation involving the Fund since the Agreement’s last renewal. Based on the information in the Report and discussions with the Adviser’s representative, the Board concluded the Adviser continued to provide high quality services to the Fund and its shareholders.

Performance. The Board reviewed information in the Report regarding the Fund’s returns for various periods ended May 31, 2025. The Board observed that the Fund had outperformed the Morningstar Large Blend category over the 1-year and 10-year periods but underperformed the Morningstar category over the 5-year period. The Board considered the Adviser’s explanation for underperformance over the 5-year period and acknowledged the Adviser’s statement that the Fund’s standard deviation was lower than the average of its Morningstar category. The Board agreed that the Fund’s performance indicated that the Adviser had the ability to generate reasonable returns to the benefit of shareholders. After additional discussion, the Board concluded that the Fund’s performance under the Adviser was satisfactory.

Fees and Expenses. The Board reviewed information comparing the management fee and expense ratio of the Fund to the fees and expenses paid by funds in the Morningstar category. The Board noted that the Fund’s management fee and net expense ratio were above the average of the Morningstar category. The Board acknowledged the Adviser’s representation that most of the funds in the Morningstar category were larger funds or part of large organizations with much greater economies of scale and as such, the Fund’s net expense ratio was expected to be higher than the average. The Board also considered the Adviser’s statement that among other similarly sized funds, the Fund’s management fee and expense ratio were quite reasonable, and that its proprietary investment model utilized to actively manage the Fund commanded a premium. The Board determined that the Fund’s expense ratio and management fee were not unreasonable.

Profitability and Economies of Scale. The Board reviewed financial statements and tax-related information provided by the Adviser. The Board considered whether the Adviser had realized a profit in connection with its relationship with the Fund and noted the Adviser reported a net loss during the 12 months ended June 30, 2025. The Board therefore concluded that excessive profitability was not an issue at this time. As to the realization of economies of scale, the Board agreed that economies of scale could be realized as the Fund’s assets grew, but based on the current size of the Fund, no economies of scale had not yet been achieved.

Conclusion. After consideration, the Board determined that the terms of the Agreement constituted a reasonable business arrangement, and that the renewal of the Agreement was in the best interests of the Fund and its shareholders.

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable – applies to closed-end funds only.

Item 13. Portfolio Managers of Closed-End Management Investment Companies. Not applicable – applies to closed-end funds only.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Companies. Not applicable – applies to closed-end funds only.

Item 15. Submission of Matters to a Vote of Security Holders. Not applicable – the registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) EX-99.CODE ETH. Filed herewith.

(a)(2) EX-99.CERT. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)       EX-99.906CERT. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPARROW FUNDS

By /s/ Gerald Sparrow

*Gerald Sparrow

President

Date November 3, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gerald Sparrow

*Gerald Sparrow

President and Treasurer

Date November 3, 2025

* Print the name and title of each signing officer under his or her signature.